UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 21, 2011

NEW LEAF BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22024	77-0125664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Dewolf Road, Old Tappan, New Jersey 07675
(Address of principal executive offices)(Zip Code)

(201) 784-2400
(Registrants telephone number, including area code)

N/A
(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 21, 2011, Neil Russell tendered and our Board of Directors accepted his resignation as a member of our Board of Directors. Mr. Russell was not a member of any committee of the Board at the time of his resignation.  He resigned in order to devote more time to his personal business activities.  His resignation letter is annexed hereto as Exhibit 17.

Item 9.01 Financial Statements and Exhibits.

17. Letter of Neil Russell, dated February 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2011	/s/ Eric Skae
(Signature)
Print Name: Eric Skae
Title: President and Chief Executive Officer